Exhibit 99.2
CONDITIONS AND CERTAIN FURTHER TERMS OF THE OFFER
The Offer, which will be made by Merrill Lynch on behalf of the Offeror (and by the Offeror in the United States), will comply with the City Code and will be governed by English law and subject to the jurisdiction of the English courts.
PART A: CONDITIONS OF THE OFFER
The Offer is subject to the following conditions:
1.	valid acceptances of the Offer being received (and not, where permitted, withdrawn) by no later than 1.00 pm (London time) on the first closing date of the Offer (or such later time(s) and/or date(s) as the Offeror may, subject to the rules of the Code or with the consent of the Panel, and in accordance with the Exchange Act, decide) in respect of not less than 90 per cent. (or such lesser percentage as the Offeror may decide) of the nCipher Shares to which the Offer relates, provided that this condition will not be satisfied unless the Offeror and/or any member of the Offeror Group shall have acquired or agreed to acquire (whether pursuant to the Offer or otherwise) nCipher Shares carrying in aggregate more than 50 per cent. of the voting rights normally exercisable at a general meeting of nCipher.

For the purposes of this condition:
a.	nCipher Shares which have been unconditionally allotted, but not issued, shall be deemed to carry the voting rights which they will carry upon issue;

b.	the expression “nCipher Shares to which the Offer relates” shall be construed in accordance with Sections 428 to 430F (inclusive) of the Companies Act; and

c.	valid acceptances shall be deemed to have been received in respect of nCipher Shares which are treated for the purposes of section 429(8) of the Companies Act as having been acquired or contracted to be acquired by the Offeror by virtue of acceptances of the Offer;
2.	to the extent that the Enterprise Act 2002 may be applied, the Office of Fair Trading indicating in terms reasonably satisfactory to the Offeror that the acquisition of nCipher pursuant to the Offer or any matter arising therefrom will not be referred to the Competition Commission;

3.	no central bank, government or governmental, quasi-governmental, supranational, statutory, regulatory or investigative body, trade agency, court, professional association, or any other such body or person in any jurisdiction (each a “Third Party”) having given notice of a decision to take, institute or threaten any action, proceeding, suit, investigation, enquiry or reference, or having required any action to be taken, or otherwise having done anything, or having enacted, made or proposed any statute, regulation, decision or order which would:

3.1	make the Offer, its implementation or the acquisition or proposed acquisition of any nCipher Shares by the Offeror or any member of the Wider Offeror Group void, unenforceable or illegal, or restrict, prohibit, materially delay or otherwise interfere with the implementation of, or impose material additional conditions or obligations with respect to, or otherwise materially challenge or require material amendment of, the Offer or the acquisition of any nCipher Shares by the Offeror or SafeNet;

3.2	result in a material delay in the ability of the Offeror or SafeNet, or render the Offeror or SafeNet unable, to acquire some or all of the nCipher Shares or require a divestiture by the Offeror or any member of the Wider Offeror Group of any nCipher Shares;

3.3	require, prevent or delay the divestiture, or alter the terms envisaged for any proposed divestiture, by the Offeror or any member of the Wider Offeror Group or by any member of the Wider nCipher Group of all or any part of their respective businesses, assets or properties, or impose any limitation on their ability to conduct their respective businesses (or any of them) or to own their respective assets or properties or any part of them to an extent in any of the foregoing cases which is material in the context of the Offer;

3.4	impose any limitation on, or result in a material delay in, the ability of the Offeror to acquire or to hold or to exercise effectively, directly or indirectly, all rights of ownership of shares, loans or other securities (or the equivalent) in nCipher or the ability of any member of the Wider nCipher Group or the Offeror or any member of the Wider Offeror Group to hold or exercise effectively any rights of ownership of shares, loans or other securities in, or, in any respect which is material in the context of the Wider nCipher Group taken as a whole, to exercise management control over, any member of the Wider nCipher Group;

3.5	save pursuant to the Offer, require any member of the Wider Offeror Group or of the Wider nCipher Group to acquire or offer to acquire any shares or other securities (or the equivalent) in any member of the Wider nCipher Group owned by any third party to an extent which is material in the context of the Wider nCipher Group taken as a whole;

3.6	result in any member of the Wider nCipher Group ceasing to be able to carry on business under any name which it presently does so, the consequences of which would be material in the context of the Wider nCipher Group taken as a whole;

3.7	impose any material limitation on the ability of any member of the Wider Offeror Group or the Wider nCipher Group to integrate or co-ordinate the business of any member of the Wider nCipher Group, or any part of it, with that of any member(s) of the Wider Offeror Group and/or any other member of the Wider nCipher Group; or

3.8	otherwise adversely affect the business, assets, liabilities, or profits or prospects of any member of the Wider Offeror Group or of the Wider nCipher Group, to an extent in any such case which is material in the context of the Wider Offeror Group or the nCipher Group taken as a whole (as the case may be), and all applicable waiting and other time periods during which any such Third Party could take, institute or threaten any such action, proceeding, suit, investigation, enquiry or reference or otherwise so intervene having expired, lapsed or been terminated;

4.	all necessary material notifications and filings having been made in connection with the Offer and all necessary waiting periods (including any extensions thereof) under any applicable legislation or regulation of any jurisdiction having expired, lapsed or been terminated (as appropriate) and all statutory and regulatory obligations in connection with the Offer in any jurisdiction having been complied with and all material authorisations, orders, recognitions, grants, consents, clearances, confirmations, certificates, licenses, permissions and approvals (“Authorisations”) reasonably deemed necessary or appropriate by the Offeror in any jurisdiction for, or in respect of, the Offer and the acquisition or the proposed acquisition of any shares or other securities in nCipher by the Offeror or any member of the Wider Offeror Group having been obtained in terms and in a form reasonably satisfactory to the Offeror from all appropriate Third Parties and all such Authorisations (together with all material Authorisations reasonably deemed necessary to carry on the business of any member of the Wider nCipher Group) remaining in full force and effect at the time at which the Offer becomes effective or otherwise unconditional and there being no notice of any intention to revoke, suspend, restrict, amend or not to renew any such Authorisations, in each case where the absence of such Authorisation would have a material adverse effect on the nCipher Group taken as a whole;
5.	save as fairly disclosed to the Offeror or its advisers by or on behalf of nCipher prior to 8 February 2006 and save as publicly announced by nCipher (by the release of an announcement through a Regulatory Information Service) prior to 8 February 2006, there being no provision of any arrangement, agreement, lease, license, permit or other instrument to which any member of the Wider nCipher Group is a party or by or to which any such member or any of its assets is or may be bound or be subject which, as a consequence of the Offer or the acquisition or the proposed acquisition by the Offeror or any member of the Wider Offeror Group of any shares or other securities (or the equivalent) in nCipher or because of a change in the control or management of any member of the Wider nCipher Group or otherwise, would result in:

5.1	any monies borrowed by, or any other indebtedness, actual or contingent, of, any member of the Wider nCipher Group being or becoming repayable, or being capable of being declared repayable immediately or prior to their or its stated maturity, or the ability of any such member to borrow monies or incur any indebtedness being withdrawn or inhibited;

5.2	the creation or enforcement of any mortgage, charge or other security interest over the whole or any part of the business, property or assets of any member of the Wider nCipher Group or any such mortgage, charge or other security interest (whenever arising or having arisen) becoming enforceable;

5.3	the material rights, liabilities or obligations of any member of the Wider nCipher Group under any such arrangement, agreement, lease, licence, permit or other instrument being terminated or adversely modified or affected or any onerous obligation or liability arising or any adverse action being taken thereunder;

5.4	(other than in the ordinary course of business) any assets or interests of or used by any member of the Wider nCipher Group being or falling to be disposed of or charged, or any right arising under which any such asset or interest could be required to be disposed of or charged or would cease to be available to any member of the Wider nCipher Group;

5.5	any such member of the Wider nCipher Group ceasing to be able to carry on business under any name under which it presently does so;

5.6	the value or financial or trading position, profits or prospects of nCipher or any member of the Wider nCipher Group being prejudiced or adversely affected; or

5.7	the creation of any liability (actual or contingent) by any member of the Wider nCipher Group,

in each case, to an extent which is material in the context of the Wider nCipher Group taken as a whole;

6.	save as disclosed in the Annual Report or the Interim Results, or publicly announced through a Regulatory Information Service prior to 8 February 2006 or fairly disclosed to the Offeror or its advisers by or on behalf of nCipher prior to 8 February 2006, no member of the Wider nCipher Group (which for these purposes shall exclude Abridean and its subsidiary undertakings for the period before they became part of the Wider nCipher Group) having since 31 December 2004:

6.1	issued or agreed to issue or authorised or announced its intention to authorise the issue of additional shares of any class, or securities convertible into, or exchangeable for, or rights, warrants or options to subscribe for or acquire, any such shares or convertible securities (save as between nCipher and wholly-owned subsidiaries of nCipher and save for the issue of nCipher Shares to employees on the exercise of options granted under, or the grant of options under, the nCipher Share Schemes);

6.2	recommended, declared, made or paid any bonus issue, dividend or other distribution whether payable in cash or otherwise other than dividends (or other distributions whether payable in cash or otherwise) lawfully paid or made to another member of the nCipher Group;

6.3	(save for transactions between nCipher and its wholly-owned subsidiaries) implemented, effected, authorised or announced its intention to implement, effect, authorise any merger, demerger, reconstruction, amalgamation, scheme, commitment or acquisition or disposal of assets or shares (or the equivalent thereof) in any undertaking or undertakings that is material in the context of the nCipher Group taken as a whole or any change in its share or loan capital;

6.4	(save for transactions between nCipher and its wholly-owned subsidiaries and other than in the ordinary course of business) disposed of, or transferred, mortgaged or created any security interest over any asset or any right, title or interest in any asset that is material in the context of the nCipher Group taken as a whole or authorised or announced any intention to do so;

6.5	(save for transactions between nCipher and its wholly-owned subsidiaries) issued, authorised or announced an intention to authorise the issue of any debentures or (save for transactions between nCipher and its wholly-owned subsidiaries or transactions under existing credit arrangements) incurred any indebtedness or contingent liability which is material in the context of the nCipher Group taken as a whole;

6.6	entered into or varied or authorised or announced its intention to enter into or vary any contract, arrangement, agreement, transaction or commitment (whether in respect of capital expenditure or otherwise) which is of a long term, unusual or onerous nature or magnitude or which involves or is reasonably likely to involve an obligation of a nature or magnitude which is, in any such case, material in the context of the nCipher Group taken as a whole or which is or is likely to be restrictive on the business of any member of the Wider nCipher Group;

6.7	entered into or varied or authorised, proposed or announced its intention to enter into or vary the terms of, or make any offer (which remains open for acceptance) to enter into or vary the terms of, any service agreement with any director or, save for salary increases, bonuses or variations of terms in the ordinary course, senior executive of the nCipher Group;

6.8	purchased, redeemed or repaid or announced a proposal to purchase, redeem or repay any of its own shares or other securities (or the equivalent) or reduced or made any other change to any part of its share capital, save for any allotment of shares upon the exercise of options granted under the nCipher Share Schemes or as between nCipher and wholly-owned subsidiaries of nCipher;

6.9	waived, compromised or settled any claim which is material in the context of the nCipher Group as a whole otherwise than in the ordinary course of business;

6.10	terminated or varied the terms of any agreement or arrangement between any member of the nCipher Group and any other person in a manner which would or might reasonably be expected to have a material adverse effect on the financial position or prospects of the nCipher Group taken as a whole;

6.11	(save as disclosed in publicly available registers) made any alteration to its memorandum or articles of association or other constitutional documents;

6.12	made or agreed or consented to any significant change to the terms of the trust deeds constituting the pension schemes established for its directors and/or employees and/or their dependants or to the benefits which accrue, or to the pensions which are payable, thereunder, or to the basis on which qualification for or accrual or entitlement to such benefits or pensions are calculated or determined or to the basis upon which the liabilities (including pensions) of such pension schemes are funded or made, or agreed or consented to any change to the trustees involving the appointment of a trust corporation;

6.13	been unable, or admitted in writing that it is unable, to pay its debts or having stopped or suspended (or threatened to stop or suspend) payment of its debts generally or ceased or threatened to cease carrying on all or a substantial part of any business which is material in the context of the nCipher Group taken as a whole;

6.14	(other than in respect of a member which is dormant and was solvent at the relevant time) taken any corporate action or had any action or proceedings or other steps instituted against it for its winding-up (voluntary or otherwise), dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of all or any material part of its assets or revenues or any analogous proceedings in any jurisdiction or appointed any analogous person in any jurisdiction; or

6.15	entered into any agreement, arrangement or commitment or passed any resolution or made any proposal or announcement with respect to, or to effect, any of the transactions, matters or events referred to in this paragraph 6;

7.	since 31 December 2004, save as disclosed in the Annual Report or the Interim Results, save as fairly disclosed to the Offeror by or on behalf of nCipher and except as publicly announced by nCipher (by the release of an announcement through a Regulatory Information Service), in each case prior to 8 February 2006, there having been:

7.1	no adverse change in the business, assets, financial or trading position or profits or prospects of any member of the Wider nCipher Group which is material in the context of the nCipher Group taken as a whole;

7.2	no litigation, arbitration proceedings, prosecution or other legal proceedings having been announced or instituted by or against or remaining outstanding against or in respect of any member of the Wider nCipher Group and no enquiry or investigation by or complaint or reference to any Third Party against or in respect of any member of the Wider nCipher Group having been threatened, announced or instituted or remaining outstanding, against or in respect of any member of the Wider nCipher Group and which in any such case might reasonably be expected to have a material adverse effect on the nCipher Group taken as a whole;

8.	save as publicly announced by the release of an announcement through a Regulatory Information Service or as otherwise fairly disclosed to the Offeror or its advisers by or on behalf of nCipher in each case prior to 8 February 2006, the Offeror not having discovered:

8.1	that any financial, business or other information concerning the Wider nCipher Group publicly announced or disclosed to the Offeror at any time by or on behalf of any member of the Wider nCipher Group is misleading, contains a misrepresentation of fact or omits to state a fact necessary to make the information contained therein not misleading and which is, in any case, material in the context of the nCipher Group taken as a whole; or

8.2	that any member of the Wider nCipher Group is subject to any liability, contingent or otherwise, which is not disclosed in the Annual Report or the Interim Results and which is material in the context of the nCipher Group taken as a whole;

9.	save as fairly disclosed to the Offeror or its advisers by or on behalf of nCipher prior to 8 February 2006, in relation to any release, emission, accumulation, discharge, disposal or other fact or circumstance which causes or might reasonably be expected to cause pollution of the environment or harm to human health, no past or present member of the Wider nCipher Group having, in any manner or to an extent which is material in the context of the nCipher Group, (i) committed any violation of any laws, statutes, ordinances, regulations of any Third Party and/or (ii) incurred, or being likely to incur, any liability (whether actual or contingent) to any Third Party or to any person to make good, remediate, repair, reinstate or clean up the environment (including any property) with respect thereto; and

10.	no offer having been made by any member of the Wider nCipher Group for Abridean Common Stock, no announcement having been made of any firm intention to make such an offer and no member of the Wider nCipher Group being or becoming obliged to make such an offer.
Subject to the requirements of the Panel, the Offeror reserves the right to waive, in whole or in part, all or any of the above conditions 2 to 10 (inclusive).
If the Offeror is required by the Panel to make an offer for nCipher Shares under the provisions of Rule 9 of the Code, the Offeror may make such alterations to the terms and conditions of the Offer as are necessary to comply with the provisions of that Rule.
The Offer will lapse unless all of the conditions set out above (other than condition 1) have been fulfilled, waived or, where appropriate, have been determined by the Offeror to be or remain satisfied, by midnight on the 21st day after the later of the first closing date of the Offer and the date on which condition 1 is fulfilled (or in each case such later date as the Offeror may, with the consent of the Panel, decide). The Offeror shall be under no obligation to waive, to determine to be or remain satisfied as to the fulfilment of or to treat as fulfilled, any of conditions 2 to 10 (inclusive) by a date earlier than the latest date specified for the fulfilment of that condition.

The Offer will lapse (unless otherwise agreed by the Panel) if the proposed acquisition of nCipher is referred to the Competition Commission before the later of 1.00pm (London time) on the first closing date of the Offer, and the date on which condition 1 above is fulfilled.
If the Offer lapses, it will cease to be capable of further acceptance. nCipher Shareholders who have accepted the Offer and the Offeror shall then cease to be bound by acceptances delivered on or before the date on which the Offer lapses.
PART B: CERTAIN FURTHER TERMS OF THE OFFER
nCipher Shares will be acquired by the Offeror under the Offer fully paid and free from all liens, equitable interests, charges, encumbrances, rights of pre-emption and other third party rights and/or interests of any nature whatsoever together with all rights attaching thereto including the right to receive and retain all dividends and distributions (if any) declared, made or paid hereafter.
The Offer will be on the terms and will be subject, among other things, to the conditions which are set out in Part A of this Appendix I and those terms which will be set out in the formal Offer Document and the Form of Acceptance and such further terms as may be required to comply with the provisions of the City Code.
The availability of the Offer to persons not resident in the United Kingdom may be affected by the laws of relevant jurisdictions. Persons who are not resident in the United Kingdom should inform themselves about and observe any applicable requirements.
This announcement does not constitute an offer or invitation to purchase any securities.

DEFINITIONS

“Abridean”	Abridean (US) Inc., a Delaware corporation;

“Abridean Common Stock”	common stock of US$0.0001 each in Abridean;

“Annual Report”	the annual report and accounts of nCipher for the year ended 31 December 2004;

“B Shares”	B Shares of 0.1p each in the capital of nCipher;

“Business Day”	any day other than a Saturday or a Sunday when banks generally are open in London for general banking business;

“City Code” or “Code”	the City Code on Takeovers and Mergers;

“Companies Act”	the Companies Act 1985 (as amended);

“Exchange Act”	the United States Securities Exchange Act of 1934 (as amended);

“Form of Acceptance”	the form of acceptance to be issued to nCipher Shareholders (other than certain overseas shareholders) in connection with the Offer and which will accompany the Offer Document;

“Interim Results”	the interim results of nCipher for the six months ended 30 June 2005;

“Jefferies Broadview”	Jefferies Broadview, a division of Jefferies International Limited;

“Listing Rules”	the rules and regulations made by the Financial Services Authority in its capacity as the UK Listing Authority under the Financial Services and Markets Act 2000, and contained in the UK Listing Authority’s publication of the same name;

“Merrill Lynch”	Merrill Lynch International;

“nCipher”	nCipher plc, incorporated under the laws of England and Wales with registered number 04081720;

“nCipher Board” or “Directors of nCipher ”	the board of directors of nCipher;

“nCipher Group”	nCipher and its subsidiaries and subsidiary undertakings;

“nCipher Shareholders”	the holders of nCipher Shares;

“nCipher Shares”	the existing unconditionally allotted or issued and fully paid (or credited as fully paid) ordinary shares of 0.527p each in the capital of nCipher and any further such shares which are unconditionally allotted or issued and fully paid before the Offer closes or before such earlier date as the Offeror (subject to the City Code) may determine not being earlier than the date on which the Offer becomes or is declared unconditional as to acceptances;

“nCipher Share Schemes”	the nCipher Corporation Limited Employee Share Option Plan No. 2, the nCipher 2000 Approved Share Option Plan and the nCipher 2000 Unapproved Share Option Plan;

“Offer”	the offer to be made by Merrill Lynch on behalf of the Offeror outside the United States, and by the Offeror in the United States, to acquire the issued and to be issued ordinary share capital of nCipher on the terms and subject to the conditions to be set out in the Offer Document and the Form of Acceptance including, where the context so requires, any subsequent revision, variation, extension or renewal of such offer;

“Offer Document”	the document to be dispatched on behalf of the Offeror to nCipher Shareholders (other than certain overseas shareholders) containing the terms and conditions of the Offer;

“Offeror”	Star Acquisition Ltd, a wholly-owned subsidiary of SafeNet;

“Offeror Group”	SafeNet and its subsidiaries and subsidiary undertakings;

“Panel”	the Panel on Takeovers and Mergers;

“Panmure Gordon & Co”	Panmure Gordon (UK) Limited;

“Regulatory Information Service”	any of the services set out in Appendix 3 to the Listing Rules;

“Restricted Jurisdiction”	Australia, Canada or Japan or any jurisdiction where extension or acceptance of the Offer would violate the law of that jurisdiction;

“SafeNet”	SafeNet, Inc., incorporated in Delaware, United States;

“subsidiary undertaking”, “associated undertaking” and “undertaking”	have the meanings given to them by the Companies Act (but for these purposes ignoring paragraph 20(1)(b) of Schedule 4A to the Companies Act);

“substantial interest”	a direct or indirect interest in 20 per cent. or more of the equity capital of an undertaking;

“United Kingdom” or “UK”	the United Kingdom of Great Britain and Northern Ireland and its dependent territories;

“UK Listing Authority”	the Financial Services Authority acting in its capacity as the competent authority for listing under Part VI of the Financial Services and Markets Act 2000;

“United States” or “US”	the United States of America, its territories and possessions, any state of the United States of America and the District of Columbia and all other areas subject to its jurisdiction;

“Wider nCipher Group”	nCipher and its subsidiary undertakings, associated undertakings and any undertakings in which nCipher and/or such undertakings (aggregating their interests) have a substantial interest; and

“Wider Offeror Group”	SafeNet and its subsidiary undertakings, associated undertakings and any company in which SafeNet and/or such undertakings (aggregating their interests) have a substantial interest.